SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant   X
Filed by a Party other than the Registrant ___

Check the appropriate box:
___ Preliminary Proxy Statement ___ Confidential, for Use of the Commission Only
                                     (as permitted by Rule 14a-6(e)(2))
 X  Definitive Proxy Statement
___ Definitive Additional Materials
___ Soliciting Material Under Rule 14a-12

                      MUNICIPAL MORTGAGE & EQUITY, LLC
                      --------------------------------
               (Name of Registrant as Specified In Its Charter)

               ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
  X No fee required.
___ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is cal-culated and state how it was determined):

------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
(5) Total fee paid:

------------------------------------------------------------------------------
___ Fee paid previously with preliminary materials:

------------------------------------------------------------------------------
___ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------
(3) Filing Party:

------------------------------------------------------------------------------
(4) Date Filed:

------------------------------------------------------------------------------

                     MUNICIPAL MORTGAGE & EQUITY, LLC
                            Baltimore, Maryland
                               June 14, 2001

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of Common Shares and Term Growth Shares (the "Shareholders") and holders of Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares (the "Preferred Shareholders") of Municipal Mortgage & Equity, LLC, a Delaware limited liability company (the "Company" or "MuniMae"), will be on June 14, 2001, beginning at 9:00 a.m. at the offices of the Company:

      Municipal Mortgage & Equity, LLC
      218 N. Charles St., Suite 500
      Baltimore, Maryland 21201

      THE PURPOSE of the Annual Meeting will be:

1. To elect three members of the Board of Directors to hold office for three-year terms expiring at the annual meeting held in 2004 or until their re-spective successors are duly elected and qualified;

2. To consider and act upon a proposal to approve the Municipal Mortgage & Equity, LLC 2001 Incentive Plan as adopted and recommended by the Board of Directors;

3. To consider and act upon a proposal to approve the Municipal Mortgage & Equity, LLC 2001 Non-Employee Directors' Share Plan as adopted and recom-mended by the Board of Directors; and

4. To consider and act upon any other matter which may properly come before the meeting or any adjournment or postponement thereof.

     All Shareholders and Preferred Shareholders are cordially invited to attend the Annual Meeting in person. The record date for determining those Shareholders and Preferred Shareholders entitled to vote at the Annual Meeting is April 3, 2001. A review of the Company's operations for the year ended December 31, 2000 will be presented. A proxy statement, form of proxy and a copy of the 2000 Annual Report to Shareholders is enclosed.
                                           By Order of the Board of Directors,

                                           Thomas R. Hobbs
                                           Secretary
Baltimore, Maryland
April 9, 2001


IMPORTANT - Whether or not you plan to attend the meeting in person, you can help in the preparation for the meeting by filling in and signing the enclosed proxy and promptly returning it in the enclosed envelope. If you are unable to attend, your shares will be voted as directed by your proxy. If you do attend the meeting, you may vote your shares even though you have sent in your proxy.

                         MUNICIPAL MORTGAGE & EQUITY, LLC
                       Corporate Office and Mailing Address:
                        218 North Charles Street, Suite 500
                             Baltimore, Maryland 21201
                                  (410) 962-8044

                                  PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by Municipal Mortgage & Equity, LLC (hereinafter the "Company" or "MuniMae") from holders of Common Shares and Term Growth Shares (the "Shareholders") and holders of Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares (the "Preferred Shareholders") voting as a single class, for the Annual Meeting of Shareholders to be held on June 14, 2001.

     The cost of the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited in person by directors, officers and employees of the Company without additional compensation, and by telephone, telegram, facsimile or similar method. Brokers and other persons will be reimbursed for their reasonable expenses in forwarding proxy materials to Shareholders who have a beneficial interest in Common Shares registered in the names of nominees.

     The enclosed proxy, if executed and returned, may be revoked at any time prior to the meeting by executing a proxy bearing a later date or by written notice to the Secretary of the Company. The power of the proxy holders will also be revoked if the Shareholder or Preferred Shareholder executing the proxy appears at the meeting and elects to vote in person. Executed proxies confer upon the persons appointed as proxies discretionary authority to vote on all matters which may properly come before the meeting including motions to adjourn the meeting for any reason.

     In accordance with the Company's By-Laws, the share transfer records were compiled on April 3, 2001, the record date set by the Board of Directors for determining the Shareholders and Preferred Shareholders entitled to notice of, and to vote at, this meeting and any adjournment or postponement thereof. On that date, there were 21,499,018 outstanding Common Shares (no par value), 2,000 outstanding Term Growth Shares, 14,933 outstanding Series I Preferred Shares, 7,226 outstanding Series II Preferred Shares, 7,798 Series I Preferred Capital Distribution Shares and 3,164 Series II Preferred Capital Distribution Shares. The holders of the outstanding Common Shares and Term Growth Shares at the close of business on April 3, 2001 will be entitled to one vote for each share held by them as of such date. The holders of outstanding Series I Preferred Shares and Series I Preferred Capital Distribution Shares at the close of business on April 3, 2001 will be entitled to 38.10 votes for each share held by them as of such date. The holders of the outstanding Series II Preferred Shares and Series II Preferred Capital Distribution Shares at the close of business on April 3, 2001 will be entitled to 43.95 votes for each share held by them as of such date.

     The presence of the holders of a majority of the issued and outstanding Common Shares and Term Growth Shares entitled to vote at the Annual Meeting, either in person or represented by properly executed proxies, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner described above. Under the rules of the New York Stock Exchange, Inc. (the "Exchange"), brokers holding shares for beneficial owners have authority to vote on certain matters when they have not received instructions from the beneficial owners, and do not have such authority as to certain other matters (so-called "broker non-votes"). The Exchange rules prohibit member firms of the Exchange from voting on Proposals 2 and 3 without specific instructions from the beneficial owners. Accordingly, if your shares are held of record by a broker or some other entity, and such entity indicates that it does not have authority to vote such shares on Proposals 2 and 3, those shares will not be voted and will have the same effect as votes AGAINST Proposals 2 and 3.

     An abstention is deemed "present" but is not deemed a "vote cast." As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Broker "non-votes" and the shares as to which a shareholder abstains are included in determining whether a quorum is present.

     This proxy statement and the enclosed proxy are first being sent or given to Shareholders on or about April 9, 2001.

                      ELECTION OF DIRECTORS
                        (Proposal No. 1)

     The Company's Amended and Restated Certificate of Formation and Operating Agreement (the "Operating Agreement") generally provides that the Board of Directors shall consist of at least five and no more than 15 members, with the number of seats on the Board to be determined from time to time by resolution of the Board. The number of directors on the Board is currently set at ten, with
(i) nine of the directors divided into three classes, the members of which are elected by the holders of the Common Shares and Term Growth Shares for staggered three-year terms, and (ii) one director (the "Specially Appointed Director") who may be appointed by the Dissolution Shareholder (see "Certain Relationships and Related Transactions"). As of the date of this proxy statement, the seat reserved for the Specially Appointed Director is vacant. The terms of three directors, Messrs. Jews, Stearn and McGregor, expire in 2001 and Messrs. Jews and Stearn, directors since 1996, and Mr. McGregor, a director since October 1999, have been nominated for re-election at the Annual Meeting.

     The names, ages, terms of office and certain other information as of March 31, 2001 with respect to the persons nominated for election as directors and other persons serving as directors are as follows:

Information Concerning Nominees for Election for Terms Expiring in 2004:

     William L. Jews, age 49, a director of the Company since August 1996, has been President and Chief Executive Officer of CareFirst Blue Cross Blue Shield since the merger between Blue Cross/Blue Shield of Maryland and Blue Cross/Blue Shield of National Capital Area on January 16, 1998. From 1993 until the merger, Mr. Jews was President and Chief Executive Officer of Blue Cross/Blue Shield of Maryland. Since March 2000, Mr. Jews has also been the Chief Executive Officer of Carefirst Blue Cross Blue Shield of Delaware. Mr. Jews serves on the boards of directors of National Blue Cross/Blue Shield Association, MBNA Corporation, Choice Hotels International, Inc., The Ryland Group, Inc. and EcoLab, Inc. He is also a board member of the Baltimore County Revenue Authority and the Maryland Health Care Foundation Board of Trustees and a governor of The Federal Reserve Bank.

     Carl W. Stearn, age 68, has been a director of the Company since August 1996. Mr. Stearn is Chairman of the Executive Committee of Provident Bankshares Corporation. From 1990 until his retirement on April 15, 1998, Mr. Stearn was the Chairman and Chief Executive Officer of Provident Bankshares Corporation and Chief Executive Officer of Provident Bank of Maryland. Mr. Stearn serves on the boards of directors of the University of Maryland School of Medicine Board of Visitors, Project Life and the Maryland Science Center.

     Douglas A. McGregor, age 59, a director of the Company since October 1999, is Vice Chairman and Chief Operating Officer for The Rouse Company. Mr. McGregor has been with The Rouse Company since 1972 and assumed his current position in 1998. Mr. McGregor has extensive experience in real estate development and management. Mr. McGregor is a trustee of the International Council of Shopping Centers.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                 FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.


Information Concerning Directors whose Terms Expire in 2002:

     Mark K. Joseph, age 62, has served as Chairman of the Board and Chief Executive Officer of the Company since August 1996. He also served as the President and a director of the Managing General Partner of the SCA Tax Exempt Fund Limited Partnership, the Company's predecessor (the "Predecessor"), from 1986 through 1996. Mr. Joseph is Chairman of the Board and founder of The Shelter Group, a real estate development and property management company. Mr. Joseph serves on the Boards of the Greater Baltimore Committee, Provident Bankshares Corporation and the Associated Jewish Charities. Mr. Joseph is also the President and one of six directors of the Shelter Foundation, a public non-profit foundation that provides housing and related services to families of low and moderate income.


     Charles C. Baum, age 59, a director of the Company since August 1996, has been Chairman of the Morgan Group, Inc., in Elkhart, Indiana, since 1992. Morgan is the nation's leader in providing transportation and other services to the manufactured housing and recreational vehicle industries. Since 1973, Mr. Baum has also been Secretary/Treasurer of United Holdings Co., Inc. and its predecessors. United Holdings was involved in the metal business until 1990 when it shifted its focus to become a firm that primarily invests in real estate and securities. Mr. Baum is also a director of Gabelli Group, Inc., Shapiro Robinson & Associates (a firm that represents professional athletes) and Shapiro Negotiations Institute.

     Robert J. Banks, age 56, a director of the Company since October 1999, is the Chairman and Chief Executive Officer of The Midland Companies ("Midland"), a wholly owned subsidiary of the Company, and has been a Senior Vice President of the Company since October 1999. Mr. Banks was hired by Midland in 1973 and became President and Chief Operating Officer in 1988. In 1993, Mr. Banks became the Chairman and Chief Executive Officer of Midland. Mr. Banks has been involved in real estate lending and mortgage banking since 1970 and is an investment advisor registered with the Securities and Exchange Commission and holds four different securities licenses. Mr. Banks is a trustee for the Midland Affordable Housing Group Trust ("MAHGT"), a pension fund that provides debt financing for the Company's customers and is also a board member of United Bank & Trust and the National Multifamily Housing Council.

Information Concerning Directors whose Terms Expire in 2003:

     Richard O. Berndt, age 58, a director of the Company since August 1996, has been the managing partner of the Baltimore law firm of Gallagher, Evelius & Jones, LLP since 1976. Mr. Berndt has extensive experience in corporate and real estate law. Mr. Berndt serves on the Board of Mercantile Bankshares, Financial Administration for the Archdiocese of Baltimore, Mercy Medical Center, Inc. and Johns Hopkins Medicine. Gallagher, Evelius & Jones, LLP provides corporate and real estate related legal services to the Company.


     Robert S. Hillman, age 61, a director of the Company since August 1996, is a director and president of H & V Publishing, Inc. since 1999 and is a labor relations consultant for the City of Baltimore and the University of Maryland Medical Systems Corporation. Prior to his position at H & V Publishing, Inc., from 1986 to 2000 Mr. Hillman was a member of the law firm of Whiteford, Taylor and Preston, L.L.P., which has offices in Baltimore, Maryland and Washington, D.C. Formerly the Executive Partner of the 135-attorney firm, Mr. Hillman has extensive experience in municipal finance, real estate, labor and employment law. He is presently on the boards of the B&O Railroad Museum and the Babe Ruth Museum and is a trustee of the Enoch Pratt Free Library.

     Michael L. Falcone, age 39, a director since October 1999, has been the President and Chief Operating Officer of the Company since 1997. Prior to his appointment as President and Chief Operating Officer, Mr. Falcone served as Executive Vice President from November 1996 to December 1997 and Senior Vice President from August 1996 to November 1996. Mr. Falcone is responsible for the operations of the Company focusing on strategic planning and business development as well as the management of the day-to-day activities of the Company. Prior to joining the Company, he was a Senior Vice President of Shelter Development Corporation where he was employed from 1983 to 1996. Mr. Falcone is a trustee for the MAHGT.

     During 2000, the Board of Directors held six regular meetings (one telephonic). There were two committee meetings (one telephonic) during 2000. Each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served. The Board has established certain committees as follows:

1. Compensation Committee. The Compensation Committee, composed of Messrs. Hillman (Chairman), Stearn, Baum and McGregor, did not meet in 2000; the Compensation Committee met in late 1999 and acted upon certain recommendations that affected 2000. Its functions are to determine the compensation of certain officers of the Company, including but not limited to base compensation, incentive compensation and bonus compensation.

2. Audit Committee. The Audit Committee, composed of Messrs. Stearn (Chairman), Jews, and Baum, met twice during 2000 (one telephonic). Its duties are to assist the Board of Directors in fulfilling its financial oversight responsibilities, to select an independent accountant for the Company and to oversee the work of such independent accountant.

3. Share Incentive Committee. The Share Incentive Committee, a subcommittee of the Compensation Committee, typically meets immediately following each Compensation Committee meeting. Its functions are to determine awards under the Company's Share Incentive Plans. The Share Incentive Committee is composed of Messrs. Hillman and Baum.

     The Company does not have a standing nominating committee of the Board of Directors, or any committee performing a similar function.

Vote Required for Approval

     The affirmative vote of a majority of the holders of the outstanding Common Shares and Term Growth Shares (voting together as one class) present in person or represented by duly executed proxies at the Annual Meeting is necessary for the election of a nominee as a director of the Company. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted for the election of the three persons nominated to serve as directors. Shares represented by proxies which are marked "WITHHOLD" will be excluded entirely from the vote and will have no effect.

Compensation of Directors

     The Company pays its directors who are not officers of the Company fees for their services as directors. From time to time, the Board of Directors may change this compensation by resolution. During 2000, the directors received annual compensation of $16,000 plus a fee of $1,000 for attendance at each meeting of the Board of Directors including committee meetings and $500 for telephonic board meetings. Officers of the Company who are directors are not paid any director fees.

     In addition, non-employee directors are granted options for Common Shares and may elect to receive Common Shares or deferred Common Shares in lieu of fees under the 1996 Non-Employee Directors' Share Plan (the "1996 Directors' Plan") and the 1998 Non-Employee Directors' Share Plan (the "1998 Directors' Plan," and collectively with the 1996 Directors' Plan, the "Directors' Plans"). Under the 1996 Directors' Plan, each non-employee director was granted an option to purchase 2,500 Common Shares following the merger of the Predecessor with the Company. In addition, the Directors' Plans provide that each non-employee director will receive an option to purchase 2,500 Common Shares (i) upon his initial election or appointment, and (ii) on the date of each Annual Meeting of Shareholders. Effective January 1, 2000, the Directors' Plans were amended to provide that each non-employee director receive an option to purchase 7,000 Common Shares upon his initial election or appointment and an option to purchase 5,000 Common Shares on the date of each Annual Meeting of Shareholders. These options have and will have exercise prices equal to the fair market value of Common Shares on the date of grant, and expire and will expire at the earlier of 10 years after the date of grant or one year after the optionee ceases serving as a director. Options received upon initial election or appointment will become exercisable in three equal installments commencing at the earlier of: (a) the next anniversary of the director's initial election, or (b) the next Annual Meeting of Shareholders. Options received on the date of each Annual Meeting of Shareholders become exercisable at the earlier of: (a) the next anniversary of the option grant, or (b) the next Annual Meeting of Shareholders. These options are subject to earlier exercisability in the event of death, disability, or a change in control (as defined in the Director' Plans), and will be forfeited in the event of cessation of service as a director within 10 months after the date of grant. The Directors' Plans also permit a non-employee director to elect to be paid any directors' fees in the form of Common Shares or deferred Common Shares ("Deferred Shares"). A director who makes the election to receive Common Shares will receive Common Shares having a fair market value at the time of issuance equal to the amount of fees he has elected to forego, with such shares issuable at the time the fees otherwise would have been paid. At any date on which fees are payable to a director who elected to defer fees in the form of Deferred Shares, the Company will credit such director's deferral account with a number of Deferred Shares equal to the number of Common Shares having an aggregate fair market value at that date equal to the fees that otherwise would have been payable at such date. Whenever distributions are made, the deferral account of a director who elected to receive Deferred Shares will be credited with distribution equivalents having a value equal to the amount of the distribution paid on a single Common Share multiplied by the number of Deferred Shares credited to his deferral account as of the record date for such dividend. These distribution equivalents will be credited to the deferral account as a number of Deferred Shares determined by dividing the aggregate value of the distribution equivalents by the fair market value of a Common Share at the payment date of the distribution. A total of 50,000 Common Shares are reserved for grants under the 1996 Directors' Plan and a total of 50,000 Common Shares are reserved for grants under the 1998 Directors' Plan. As of December 31, 2000, there were no shares available under the Directors' Plans. The number and kind of shares reserved and automatically granted under the Directors' Plans are subject to adjustment in the event of share splits, share distributions and other extraordinary events.


        PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE & EQUITY, LLC
                       2001 SHARE INCENTIVE PLAN
                            (Proposal No. 2)

The following is a brief description of the material features of the 2001 Share Incentive Plan. The description is qualified in its entirety by reference to such plan, a copy of which is attached hereto as Appendix A.

     In 1996 and 1998 the Company established the 1996 Share Incentive Plan (the "1996 Plan") and the 1998 Share Incentive Plan (the "1998 Plan" and together with the 1996 Plan, the "Plans"), respectively, to provide a means to attract, retain and reward executive officers and other key individuals of the Company, to link individual compensation to measures of the Company's performance, and to promote ownership of a greater proprietary interest in the Company. The Board of Directors believes that the Plans met each of its stated purposes. However, 1,514,269 of the 1,722,033 Common Shares (the "Shares") reserved for issuance in connection with awards under the Plans have been awarded.

     Accordingly, the Board of Directors has adopted and recommends the approval by Shareholders of a new 2001 Share Incentive Plan (the "2001 Plan") providing for the issuance of up to 1,000,000 Shares to executive officers, other key employees and key independent contractors. Approximately 188 employees and key independent contractors will be eligible to participate in the 2001 Plan. The terms of the 2001 Plan will be generally the same as those of the 1996 and 1998 Plans. Subject to approval by the Company's Shareholders, the 2001 Plan will become effective as of June 14, 2001 and expire when either the Board takes action to terminate the 2001 Plan or when no Shares remain available for issuance under the 2001 Plan and the Company and those who have been granted an award under the 2001 Plan (the "Participants") have no further rights or obligations under the 2001 Plan. The Board of Directors believes the amount of shares available under the 2001 Plan is reasonable and fair to the current Shareholders of the Company and represents less than 5% of the total outstanding shares as of March 31, 2001.

     The 2001 Plan authorizes grants of a broad variety of awards, including non-qualified stock options, stock appreciation rights, restricted shares, deferred shares, and shares granted as a bonus or in lieu of other awards. Any restricted Share or deferred Share awards would need to be approved or ratified by the Share Incentive Committee (the "Committee"). The 2001 Plan will be administered by the Committee. The Committee is authorized to select from among the eligible participants of the Company the individuals to whom awards are to be granted and to determine the number of Shares to be subject thereto and the terms and conditions thereof. The Committee may condition the grant, vesting, exercisability or settlement of any award on the achievement of specified performance objectives. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 2001 Plan. Awards may be settled in cash, Common Shares, or other property, in the discretion of the Committee. The Committee may adjust the number of Shares reserved under the 2001 Plan and the number of Shares relating to outstanding awards and related terms to reflect share splits of the Common Shares and other extraordinary corporate events. No member of the Committee will be eligible to participate in the 2001 Plan.

     Initially, 1,000,000 Shares are reserved for issuance in connection with awards under the 2001 Plan, except that Shares issued as Restricted Shares and Shares issued as Awards other than Options (including Restricted Shares) will not exceed 20% and 40% of the total reserved under the 2001 Plan, respectively. Shares subject to forfeited or expired awards, as well as shares relating to awards settled in cash or otherwise terminated without issuance of Shares to the Participant, again become available under the 2001 Plan.

     The price to be paid by Participants for Shares issued under the 2001 Plan will be determined by the Committee in its sole discretion. The Exercise price of Share options ("Options") granted may be equal to, greater than or less than the fair market value of Common Shares on the grant date. As of March 30, 2001, the fair market value of the Common Shares was $22.40 per Common Share. The Committee, in its sole discretion, determines the time of Option exercise and the method and form of payment of the Option.

     The Committee is also authorized to grant Share Appreciation Rights (SARs). The Committee, in its sole discretion, determines the time at which a SAR may be exercised, the method of exercise, the method of settlement, the form of consideration, the method by which Shares will be delivered, whether or not a SAR is granted with any other award, and any other terms and conditions of any SAR.

     Participants receiving Restricted Shares under the 2001 Plan will have all the rights of a Shareholder (including voting and dividend rights), except that all such Shares will be subject to such restrictions on transferability and other restrictions, if any, that the Committee may impose. If a Participant's employment or contract terminates during the applicable restriction period, Restricted Shares that are at that time subject to restrictions are forfeited, unless the Committee determines otherwise, and reacquired by the Company.

     Participants receiving Deferred Shares under the 2001 Plan will be issued the Shares upon the expiration of the deferral period specified in the award. The Deferred Shares are subject to any restrictions, including forfeiture conditions, the Committee may impose. The Committee may also provide for dividend equivalent payments to be credited in respect of Deferred Shares. Unless the Committee determines otherwise, if a Participant's employment or contract terminates during the applicable deferral period, all Deferred Shares subject to forfeiture are forfeited.

     Generally, a Participant receiving an Option under the 2001 Plan will not recognize taxable income as a result of the grant. However, a Participant will recognize ordinary income at the time of exercise of the Option in the amount equal to the excess of the fair market value of the Shares at the time of exercise over the Exercise Price. The amount of ordinary income recognized by a Participant is generally deductible by the Company. The deduction will be limited, however, to the extent it represents an expense attributable to the production of tax-exempt income. In addition, the Company may recognize taxable gain at the time a Participant exercises an Option.

New Plan Benefits

     The number of Shares and other awards that may be granted under the 2001 Share Incentive Plan is undeterminable at this time, as such grants are subject to the discretion of the Committee.

Vote Required for Approval

     The affirmative vote of a majority of the holders of the outstanding Common Shares, Term Growth Shares, Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares (voting as one class) is necessary for the approval of the 2001 Share Incentive Plan. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted for the adoption of the 2001 Share Incentive Plan.

 The Board of Directors unanimously recommends that you vote FOR this proposal.


        PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE & EQUITY, LLC
                2001 NON-EMPLOYEE DIRECTORS' SHARE PLAN
                          (Proposal No. 3)

The following is a brief description of the material features of the 2001 Non-Employee Directors' Share Plan. The description is qualified in its entirety by reference to such plan, a copy of which is attached hereto as Appendix B.

     In 1996 and 1998 the Company  established the 1996 Non-Employee  Directors'
Share Plan (the "1996  Directors'  Plan") and the 1998  Non-Employee  Director'
Share Plan (the "1998 Directors' Plan" and together with the 1996 Directors' Plan, the "Directors' Plans"), respectively, to provide compensation to non-employee Directors of the Company, and to link Director compensation to measures of the Company's performance. The Board of Directors believes that the Directors' Plans have achieved its stated purposes. A total of 100,000 Common Shares (the "Shares") were reserved for issuance in connection with awards under the Directors' Plans. As of December 31, 2000, there were no Shares available for issuance under the Directors' Plans.

     Accordingly, the Board of Directors has adopted and recommends the approval by Shareholders of a new 2001 Non-Employee Directors' Share Plan (the"2001 Directors' Plan") providing for the issuance of up to 150,000 Shares to non-employee Directors. Approximately six non-employee directors will be eligible to participate in the 2001 Directors' Plan. The number and kind of shares reserved and automatically granted under the 2001 Directors' Plan are subject to adjustment in the event of share splits of the Common Shares and other extraordinary events. The terms of the 2001 Directors' Plan will be generally the same as those of the 1996 and 1998 Directors' Plans. Under the 2001 Directors' Plan, non-employee directors will be granted options for Shares, and may elect to receive Shares in lieu of fees. Subject to approval by the Company's Shareholders, the 2001 Directors' Plan will become effective as of June 14, 2001 and expire when either the Board takes action to terminate the 2001 Directors' Plan or when no Shares remain available for issuance under the 2001 Directors' Plan and the Company and those who have been granted an award under the 2001 Directors' Plan (the "Participants") have no further rights or obligations under the 2001 Directors' Plan.

Options

     Effective January 1, 2000, the Directors' Plans were amended to provide that each non-employee director receive an option to purchase 7,000 Common Shares upon his initial election or appointment and an option to purchase 5,000 Common Shares on the date of each Annual Meeting of Shareholders. Such options will have exercise prices equal to the fair market value of Common Shares on the date of grant. As of March 30, 2001, the fair market value of Common Shares was $22.40 per Common Share. The full exercise price may be paid in cash (including check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an Option or other award less than six months before date of surrender) having a fair market value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

     The options will expire at the earlier of 10 years after the date of grant or one year after the optionee ceases serving as a director. Options received upon initial election or appointment will become exercisable in three equal installments commencing at the earlier of: (a) the next anniversary of the director's initial election, or (b) the next Annual Meeting of Shareholders. Options received on the date of each Annual Meeting of Shareholders become exercisable at the earlier of: (a) the next anniversary of the option grant, or
(b) the next Annual Meeting of Shareholders. Such options are subject to earlier exercisability in the event of death, disability, or a change in control (as defined in the Directors' Plans), and will be forfeited in the event of cessation of service as a director within 10 months after the date of grant. If an option expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such option will again be available for issuance under the 2001 Directors' Plan.

     Generally, a non-employee director receiving an option under the 2001 Directors' Plan will not recognize taxable income as a result of the grant. However, a Participant will recognize ordinary income at the time of exercise of the option in the amount equal to the excess of the fair market value of the Shares at the time of exercise over the exercise price. The amount of ordinary income recognized by a non-employee director is generally deductible by the Company. The deduction will be limited, however, to the extent it represents an expense attributable to the production of tax-exempt income. In addition, the Company may recognize taxable gain at the time a non-employee director exercises an Option.

Share or Deferred Shares in Lieu of Fees

     The 2001 Directors' Plan permits a non-employee director to elect to be paid any directors' fees in the form of Common Shares having a fair market value equal to the amount of fees he has elected to forgo, with such Shares issuable at the time the fees otherwise would have been paid or on a deferred basis. Whenever dividends are paid or distributions are made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account receive dividend equivalents. The interest of each Participant in any fees paid in the form of Common Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

New Plan Benefits

     The number of Shares that may be granted under the 2001 Non-Employee Directors' Share Plan to non-employee directors as a group is 150,000.

Vote Required for Approval

     The affirmative vote of a majority of the holders of the outstanding Common Shares, Term Growth Shares, Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares (voting as one class) is necessary for the approval of the 2001 Non-Employee Directors' Share Plan. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed be voted for the adoption of the 2001 Non-Employee Directors' Share Plan.

 The Board of Directors unanimously recommends that you vote FOR this proposal.


                     IDENTIFICATION OF EXECUTIVE OFFICERS

     The following table identifies the executive officers of the Company and provides certain information about each of them.

     Name and Age              Current Position(s) with the Company
                                   and Past Business Experience

Mark K. Joseph, 62           Chairman of the Board and Chief Executive Officer
                             of the Company since August 1996. (See description of past business experience in the preceding sec-tion.)

Michael L. Falcone, 39       President and Chief Operating Officer of the Com-
                             pany since December 1997 and a board member of the Company since October 1999. Prior to his appoint-ment as President and Chief Operating Officer, Mr.
                             Falcone served as Executive Vice President from
                             November 1996 to December 1997 and Senior Vice
                             President from August 1996 to November 1996.
                             (See description of past business experience in the preceding section.)

Gary A. Mentesana, 36        Senior Vice President of the Company since May 1997
                             and Chief  Financial  Officer  since  January 1998.
                             Before being appointed  Senior Vice President,  Mr.
                             Mentesana served as Vice President from August 1996 to May 1997. Mr. Mentesana is responsible for the financial operations of the Company and manages the capital market activities of the Company. Be-tween 1988 and 1996, he performed similar func-tions for the managing general partner of the Pre-decessor. Mr. Mentesana is a certified public accountant.

Robert J. Banks, 56          Senior Vice  President  and a board member of the
                             Company since October 1999 and Chairman and Chief
                             Executive Officer of The Midland Companies since
                             1993. (See description of past business experience in the preceding section.)

Keith J. Gloeckl, 50         Senior Vice President of the Company since October
                             1999 and President and Chief Operating Officer of The Midland Companies since 1993. Mr. Gloeckl is primarily responsible for the originating of debt and equity financings primarily related to multifamily apartment communities.

Thomas R. Hobbs, 60          Senior Vice President and Secretary of the Company
                             since August 1996. Mr. Hobbs directs the admin-istrative, board relations and investor services of the Company. Mr. Hobbs chairs the Credit Com-mittee, providing direction on loan policy and product development. From 1986 to 1996, Mr.
                             Hobbs was Senior Vice President and General Mana-ger of the managing general partner of the Predecessor.

Earl W. Cole, III, 47        Senior Vice President of the Company since November
                             1998. Before being appointed Senior Vice Presi-dent, Mr. Cole served as Vice President of the Company from August 1996 to November 1998. Mr.
                             Cole directs the portfolio management and loan ser-vicing operations of the Company. Mr. Cole served in a similar capacity for the managing general partner of the Predecessor from 1989 to 1996.


                           EXECUTIVE COMPENSATION
Employment Agreements

     Each of Mark K. Joseph, Michael L. Falcone, Gary A. Mentesana, Robert J. Banks and Keith J. Gloeckl (each an "Officer" and collectively, the "Officers") entered into employment agreements with the Company during 1999. The specifics of the agreements are as follows:

     The terms of the agreements for Messrs. Joseph, Falcone and Mentesana are three years. The agreements provide for annual base compensation in the amounts of $250,000, $250,000 and $160,000, respectively, with allowance for cost of living adjustments and annual cash bonuses (or incentive compensation) of up to 150% for Mr. Joseph and 100% for Messrs. Falcone and Mentesana. The agreements further provide for total compensation goals equal to $675,000, $650,000 and $350,000 for Messrs. Joseph, Falcone and Mentesana, respectively, based on achievement of certain performance goals by the individual and the Company. Each of the employment agreements provides for certain severance payments in the event of disability or termination by the Company without cause equal to base compensation for the longer of the balance of the employment term or 36 months for Mr. Joseph and 18 months for Messrs. Falcone and Mentesana. Additionally, upon an employee's death, his estate shall receive two years' base compensation. The agreements also contain provisions which provide such officers with substantial payments should their employment terminate as a result of a change in control.

     The terms of the agreements for Messrs. Banks and Gloeckl are four years. Each of the agreements provides for annual base compensation in the amount of $250,000, with allowance for cost of living adjustments. Annual cash bonuses (or incentive compensation) for Mr. Banks and Mr. Gloeckl are based on the Company's incentive compensation plan; however, no incentive compensation will be paid in any year in which Midland does not achieve certain earn-out target goals for such year. Messrs. Banks and Gloeckl were also awarded options to purchase up to 87,500 Common Shares. Each of the employment agreements provides for certain severance payments in the event of disability or termination by the Company without cause equal to base compensation for the balance of the employment term. In addition, all earn-out shares (as defined in the Stock Purchase and Contribution Agreement dated September 30, 1999 by and between the Company and Messrs. Banks, Gloeckl and Mr. Ray F. Mathis, the "Stock Purchase Agreement") which have been earned through the date of termination and may become payable, shall be immediately and irrevocably issued to them in the event of disability or termination by the Company without cause. In the event of death, an employee's agreement is terminated; however, his estate shall be entitled only to the balance of the earn-out shares described in, and earned pursuant to, the Stock Purchase Agreement.

     Pursuant to the employment agreements, the Company generally will have "cause" to terminate an Officer if such person: (i) engages in acts or omissions with respect to the Company which constitute intentional misconduct or a knowing violation of law; (ii) personally receives a benefit of money, property or services from the Company or from another person dealing with the Company in violation of law; (iii) breaches his non-competition agreement with the Company;
(iv) breaches his duty of loyalty to the Company; (v) engages in gross negligence in the performance of his duties; or (vi) repeatedly fails to perform services that have been reasonably requested of him by the Board of Directors following applicable notice and cure periods and which are consistent with the terms of his employment agreement. Each of Messrs. Banks and Gloeckl shall continue to be entitled to earn-out shares to the extent provided in the Stock Purchase Agreement regardless of whether such Officer has been terminated for cause.

     Each Officer will have "good reason" to terminate his employment with the Company in the event of any reduction in his base compensation without his consent, any material breach or default by the Company under his employment agreement, any substantial diminution in his duties, any requirement to perform an act which would violate criminal law or any requirement to perform an act not in the best interests of the Company and its Shareholders. Each of Messrs. Banks and Gloeckl shall be entitled to all earn-out shares which have been earned through the date of termination and may become payable and such shares shall be immediately and irrevocably issued to each of them.

     As part of their employment agreements, each of the Officers is bound by a limited non-competition covenant with the Company which prohibits each of them, without prior written consent of the Board of Directors, from engaging in or carrying on, directly or indirectly, whether as an advisor, principal, agent, partner, officer, director, employee, shareholder, associate or consultant of or to any person, partnership, corporation or any other business entity which is engaged in the business of financing or asset management of multifamily apartment properties financed by tax-exempt bonds, except by or through the Company, for 12 months following the termination of employment with the Company for Messrs. Joseph, Falcone and Mentesana and 24 months following the termination of employment with the Company for Messrs. Banks and Gloeckl; provided, however, if such Officer's employment is terminated by the Company without "cause" or by the employee for "good reason," the covenant not to compete will terminate upon termination of employment. Certain of the agreements may contain other exceptions.

     In addition to the above, Mr. Thomas R. Hobbs also has an employment agreement with the Company for an initial term of three years with an automatic renewal of successive one-year periods after the end of the initial term. On August 1, 1999, the initial term expired. As provided for in the agreement, the Company is required to provide at least 30 days notice of its intent to terminate such agreement. As of that date, the Company did not provide such notice. The terms of his agreement provide for annual compensation in the amount of $125,000 adjusted annually for cost of living adjustments and for certain severance payments equal to base compensation for the longer of the balance of the employment term or 18 months in the event of disability or termination by the Company without cause or by the employee with "good reason," and contains provisions which will provide substantial payment should Mr. Hobbs' employment terminate as a result of a change in control. Mr. Hobbs' agreement contains the same non-competition covenant as Messrs. Joseph, Falcone and Mentesana.

Summary Compensation Table

     The following table sets forth the annual compensation paid or accrued by the Company during the last three years to the Chief Executive Officer and to each of the Company's other four most highly compensated officers.



                                                                                             Long-Term
                                                                                           Compensation
                                                       Annual Compensation                    Awards
                                           --------------------------------------------   ---------------
                                                                       Other Annual           Share            All Other
    Name and Principal Position     Year    Salary ($)   Bonus ($)    Compensation (1)      Options (#)       Compensation
---------------------------------- ------  -----------  ----------- -------------------   --------------- -------------------
Mark K. Joseph ...................  2000    $ 248,077    $ 100,000       $ 10,506                  -           $   774  (2)
 Chairman of the Board and Chief    1999      150,000      150,000          8,282                  -             2,026  (2)
 Executive Officer                  1998      157,769      108,000          7,253                  -             2,176  (2)

Michael L. Falcone ...............  2000      248,711       90,000         10,590                  -             2,939  (3)
 President and Chief Operating      1999      183,000      150,000          8,288                  -             2,026  (3)
 Officer                            1998      183,885       73,000          7,554                  -             2,017  (3)

Gary A. Mentesana ................  2000      159,731       80,000          8,560                  -             2,804  (4)
 Senior Vice President and Chief    1999      120,000      100,000          7,009                  -             2,026  (4)
 Financial Officer                  1998      109,231       48,000          6,245                  -             1,569  (4)

Robert J. Banks ..................  2000      252,897       90,000              -             87,500             3,516  (5)
 Senior Vice President              1999       47,400            -              -                  -            13,500  (5)
                                    1998            -            -              -                  -                 -  (5)

Keith J. Gloeckl .................  2000      252,897       90,000              -             87,500             3,245  (6)
 Senior Vice President              1999       47,462            -              -                  -            13,500  (6)
                                    1998            -            -              -                  -                 -  (6)


(1) The amounts indicated for each officer are reimbursements during the fiscal year for the payment of taxes.

(2) The amounts indicated include $2,000 for both 1999 and 1998 related to the Company's contribution to Mr. Joseph's individual retirement account and $99, $26 and $176 for 2000, 1999 and 1998, respectively, for the dollar value of insurance premiums paid by the Company with respect to term life insurance that benefits Mr. Joseph and $675 for group long-term disability insurance in 2000 that benefits Mr. Joseph.

(3) The amounts indicated include $2,250, $2,000 and $2,000 for 2000, 1999 and 1998, respectively, related to the Company's contribution to Mr. Falcone's individual retirement account; $14, $26 and $17 for 2000, 1999 and 1998, respectively, for the dollar value of insurance premiums paid by the Company with respect to term life insurance that benefits Mr. Falcone; and $675 for group long-term disability insurance in 2000 that benefits Mr. Falcone.

(4) The amounts indicated include $2,250, $2,000 and $1,555 for 2000, 1999 and 1998, respectively, related to the Company's contribution to Mr. Mentesana's individual retirement account; $14, $26 and $14 for 2000, 1999 and 1998, respectively, for the dollar value of insurance premiums paid by the Company with respect to term life insurance that benefits Mr. Mentesana; and $540 for group long-term disability insurance in 2000 that benefits Mr. Mentesana.

(5)  The  amounts  indicated  include  $2,250  and  $13,500  for 2000 and  1999, respectively, related to the Company's contribution to Mr. Banks' individual retirement account, $685 for 2000 for the dollar value of insurance premiums paid by the Company with respect to term life insurance that benefits Mr. Banks and $581 for 2000 for group long-term disability insurance that benefits Mr. Banks.

(6) The amounts indicated include $2,250 and $13,500 for 2000 and 1999, respectively, related to the Company's contribution to Mr. Gloeckl's individual retirement account, $685 for 2000 for the dollar value of insurance premiums paid by the Company with respect to term life insurance that benefits Mr. Gloeckl and $310 for 2000 for group long-term disability insurance that benefits Mr. Gloeckl.

Options/SAR Grants in Last Fiscal Year

     The following table sets forth information regarding grants of stock options to the Company's executive officers under the Company's 1998 Share Incentive Plan during fiscal year ended December 31, 2000.



                             Individual Grants
---------------------------------------------------------------------------      Potential Realizable
                                                                                   Value at Assumed
                     Number of     % of Total                                    Annual Rates of Share
                      Shares      Options/SARs   Exercise                        Price Appreciation for
                    Underlying     Granted to     or Base                            Option Term (2)
                     Options        Employees    Price Per    Expiration      --------------------------
      Name         Granted (#)(1) in Fiscal Year Share ($)       Date           5% ($)       10% ($)
----------------- --------------- -------------- --------- ----------------   ------------ -------------
Robert J. Banks           87,500          20.8%    $18.75  January 10, 2010   $ 1,031,780   $ 2,614,734
Keith J. Gloeckl          87,500          20.8%    $18.75  January 10, 2010     1,031,780     2,614,734




(1) These options were granted pursuant to the 1998 Share Incentive Plan. The options become exercisable up to one-fourth of the total number of shares commencing one year after the date of grant, up to one-half of the total number of shares commencing two years after the date of grant, up to three-fourths of the total number of shares commencing three years after the date of grant and all remaining shares commencing four years after the date of grant. Options shall become fully exercisable in the event of death or disability; and provided further, the options shall be exercisable after termination for any reason other than death or disability only to the extent that the option was exercisable at such date. In the event of a change in control of the Company (as defined in the 1998 Share Incentive
     Plan) at a time that the employee is employed by the Company, the option shall become immediately and fully exercisable. In addition, the Company may, in its sole discretion, at any time, upon written notice to the employee, accelerate the exercisability of all or a specific portion of the options. Generally, options expire ten years from the date of grant. However, options will expire immediately upon the termination of employment for cause and three months after termination of employment for reasons other than death, disability or normal or early retirement. In the event of death, disability or retirement, options will expire one year after such event.

(2)  The Potential Realizable Value is the product of (a) the difference between
     (i) the market  price per share at the grant date and the sum of (A) 1 plus
     (B) the assumed rate of appreciation of the shares compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares underlying the option at December 31, 2000. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on share option exercises are dependent on a variety of factors, including market conditions and the price performance of the share. There can be no assurance that the rate of appreciation presented in this table can be achieved.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

     The following table sets forth for the CEO and the other four most highly compensated executive officers of the Company: (i) the total number of unexercised options held at the end of fiscal year 2000; and (ii) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 2000.




                               Number of               Value of Unexercised
                          Unexercised Options          In-The-Money Options
                        Held at Fiscal Y/E (#)          At 12/31/00 ($) (1)
                      ----------------------------  ----------------------------
       Name           Exercisable    Unexercisable  Exercisable    Unexercisable
--------------------  -----------   --------------  ------------   -------------
Mark K. Joseph           179,815                -     $ 988,983             $ -
Michael L. Falcone       134,862                -       741,741               -
Gary A. Mentesana         67,431                -       370,871               -
Robert J. Banks                -           87,500             -         317,188
Keith J. Gloeckl               -           87,500             -         317,188





(1) Value of unexercised "in-the-money" options is the difference between the market price of the shares on December 31, 2000 ($22.375 per share) and the exercise price of the option, multiplied by the number of shares subject to the option. Options are only "in-the-money" if the fair market value of the underlying security exceeds the price of the option.

Report of the Compensation Committee of the Board of Directors

     In 1999 the Compensation Committee hired independent consultants to assist in the determination of executive compensation. The Compensation Committee determined executive compensation in accordance with recommendations based on survey data prepared by nationally recognized real estate compensation consultants. Based on discussions with the Compensation Committee and the acquisition of Midland, the consultants decided that each position within the Company's organization should be benchmarked against its own unique peer group, depending upon the roles and responsibilities of the position. The consultants established custom peer groups from two categories of companies; multifamily REITs and specialty finance and investment companies. As a result, the CEO, Chief Operating Officer and Chief Financial Officer of the Company were compared to the multifamily REITs, while the other executives of the Company were compared to the specialty finance and investment companies. For 2000, the Compensation Committee concluded that the 1999 study was still appropriate for these executive officers.

     The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of share options, Deferred Shares and various benefits, including medical and life insurance plans generally available to all employees of the Company.

    Executive Compensation

     The Company is committed to establishing and maintaining an organization and culture where all employees are equitably rewarded for their contribution to the success of the Company. The compensation program created has as its basis a strong pay-for-performance approach designed to foster and reward individual entrepreneurial action and resourcefulness within a team environment. The Company's overall compensation policy is designed to provide a reward structure that will motivate the executives to assist in achieving strategic and financial goals, retain and attract competent personnel and link the interests of management and shareholders through equity-based compensation.

     Base Salary. The Company generally establishes base salaries for executive officers, including the CEO, at amounts that fall at or below the market median determined by the consultants. This conservative position has allowed the Company to create long-term incentive opportunities that are at or somewhat above average. The Company provides for individual adjustments to base salary for changes in the market, expansion of job responsibilities and/or the executive's contribution to the financial success of the Company. The executive officers fall between the 25th percentile and the median, and lower for the CEO. Annual cash compensation (base salary and bonus) for all other officers are currently within the competitive ranges of the Company's peer groups. The Company has reviewed and will continue to periodically review the benchmark salary ranges to maintain continued market competitiveness.

     Annual Incentive. The Company paid incentive compensation to the officers listed above during 2000. The incentive compensation plan provides incentives to executive officers based on the achievement of qualifying operating profit goals. The Compensation Committee awards annual bonuses to officers other than the CEO based on the recommendations of the CEO; for the CEO, annual bonuses are determined solely by the Compensation Committee. Based on the consultant's report, the Compensation Committee established three profit ranges, threshold, target and superior, to be used to determine bonus awards.

     The threshold performance range signifies a solid achievement but falls short of budget expectations. The target performance range signifies a stretch achievement that means achieving the business plan and internal budget goals. Finally, the superior performance range signifies an exceptional achievement toward realizing the long-term objectives of the Company and would significantly exceed budget expectations. The threshold, target and superior ranges are based exclusively on achievement of cash flow per share goals, taking into account the payment of all bonuses. The plan provides for incentive ranges as a percentage of base salary to determine annual bonuses within each profit range.

     For 2000, the Company achieved target performance, and therefore, annual bonuses were paid to the executives, as well as employees, for performance under the plan in the target performance range, as disclosed in the Summary Compensation Table.

Long-term Incentive. The Company established the 1996 Share Incentive Plan (the "1996 Plan") prior to the merger with the Predecessor in August 1996. In June 1998, the Shareholders approved the 1998 Share Incentive Plan (the "1998 Plan" and collectively with the 1996 Plan, the "Plans"). The Plans provide a means to attract, retain and reward executive officers and other key employees of the Company, to link employee compensation to measures of the Company's performance, and to promote ownership of a greater proprietary interest in the Company. The Plans authorize grants of a broad variety of awards, including non-qualified stock options, stock appreciation rights, restricted shares, Deferred Shares and shares granted as a bonus or in lieu of other awards. Any restricted share or Deferred Share awards need to be approved or ratified by the Share Incentive Committee (the "Committee"). Initially, 883,033 and 839,000 Common Shares are reserved for issuance in connection with awards under the 1996 Plan and the 1998 Plan, respectively, except that shares issued as restricted shares and shares issued as awards other than options (including restricted shares) are limited to 20% and 40% of the total number of Common Shares reserved under the Plans, respectively. Shares subject to forfeited or expired awards, or relating to awards settled in cash or otherwise terminated without issuance of shares to the participant become available again under the Plans. As of December 31, 2000 there were 207,764 shares available under the Plans.

     The Plans are administered by the Committee, which consists of two or more independent directors. As of the date hereof, the Board has appointed Robert S. Hillman and Charles C. Baum as members of the Committee. This Committee is authorized to select from among the eligible employees of the Company the individuals to whom awards are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof. The Committee may condition the grant, vesting, exercisability or settlement of any award on the achievement of specified performance objectives. Awards may be settled in cash, Common Shares, other awards or other property, in the discretion of the Committee. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Plans. The exercise price of stock options granted will be at least equal to 100% of the fair market value of Common Shares on the grant date. No member of the Committee will be eligible to participate in the Plan. The Committee may adjust the number of shares reserved under the Plans and the number of shares relating to outstanding awards and related terms to reflect stock splits, dividends, and other extraordinary corporate events.

     During 2000, the Company awarded stock options to acquire up to 420,000 common shares and a total of 93,500 Deferred Shares to certain executives and employees based on their overall performance and contribution to the success of the Company.

CEO Compensation

     In determining the CEO's base salary and incentive compensation, the Compensation Committee evaluates the compensation paid to chief executive officers considered in the CEO's custom peer group. As a result of the 1999 survey, the Compensation Committee determined that the CEO's base salary of $150,000 ranked in the lowest quartile among the Company's peer group. As a result, the CEO's base salary was increased to $250,000. The CEO is eligible to receive awards under the Company's share incentive plan and incentive compensation plan.

     For the year ended December 31, 2000, the CEO received total cash payments of $348,077 in salary and bonus (as shown in the Summary Compensation Table on page 8). The Compensation Committee considered these 2000 payments appropriate in light of Mr. Joseph's leadership and contributions to the overall long-term strategy and growth of the Company.

                                            RESPECTFULLY SUBMITTED,
                                            COMPENSATION COMMITTEE

                                            Mr. Robert S. Hillman, Chairman
                                            Mr. Carl W. Stearn
                                            Mr. Charles C. Baum
                                            Mr. Douglas A. McGregor

Compensation Committee Interlocks and Insider Participation

     No person who served as a member of the Compensation Committee during the 2000 fiscal year has ever been an officer or employee of the Company or any of its subsidiaries. During fiscal year 2000, no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose directors or executive officers served as a director or member of the Compensation Committee of the Company.

Performance Graph

     The following table compares total shareholder returns for the Company at December 31, 2000 to the Standard and Poors 500 Index ("S&P 500"), the NAREIT Index ("NAREIT") and the Lipper Municipal Bond High Yield Index ("Lipper Bond") assuming a $100 investment made on December 31, 1996. The Company does not believe that there are any other businesses or indices that reflect both the same industry as that in which the Company operates and the same "pass-through" tax status as that of the Company. Accordingly, the Company selected the NAREIT and Lipper Bond indices because the NAREIT index consists of real estate investment trusts which, like the Company, pass-through their income to their shareholders, although not tax-exempt income, and the Lipper Bond index, which represents the performance of municipal bond issues.




                      1996      1997      1998       1999      2000
MuniMae              $ 100     $ 132     $ 124      $ 145     $ 180
S&P 500                100       133       170        205       187
NAREIT                 100       119        96         90       114
Lipper Bond            100       110       116        112       117


       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares and Term Growth Shares as of March 31, 2001, of (i) each director and nominee as director, (ii) all persons known by the Company to be beneficial owners of more than 5% of its Common Shares and Term Growth Shares and (iii) all the executive officers and directors of the Company as a group. With respect to shares subject to options, only those shares subject to options which are immediately exercisable or exercisable within 60 days are listed below. Unless otherwise indicated, each Shareholder has sole voting and investment power with respect to the shares beneficially owned.





                                                            Common Shares              Term Growth Shares
                                                    -----------------------------   -----------------------
                                                      Number of       Percent of    Number of   Percent of
                        Name                           Shares           Class        Shares       Class
     --------------------------------------------   --------------    -----------   ----------  -----------
     Mark K. Joseph                                     1,171,865  (1)   5.45             740        37.00
     Michael L. Falcone                                   189,415  (2)    *                 -            -
     Gary A. Mentesana                                     90,009  (2)    *                 -            -
     Robert J. Banks                                      469,754  (2)   2.18               -            -
     Keith J. Gloeckl                                     170,935  (2)    *                 -            -
     Thomas R. Hobbs                                       73,910  (2)    *                 -            -
     Earl W. Cole, III                                     52,769  (2)    *                 -            -
     Charles C. Baum                                       24,000  (3)    *                 -            -
     Richard O. Berndt                                     15,571  (3)    *                 -            -
     Robert S. Hillman                                     17,700  (3)    *                 -            -
     William L. Jews                                       15,550  (3)    *                 -            -
     Douglas  A. McGregor                                   7,500  (3)    *                 -            -
     Carl W. Stearn                                        64,906  (3)    *                 -            -
     Two Broadway Associates IV                           128,367         *             1,250        62.50
         2 World Financial Center, South Tower
         New York, New York 10080-6123
     All directors and officers as a group (18 persons) 2,462,595       11.45             740        37.00

    --------------------------------------------
     *Less than one percent.




(1) Included in Mr. Joseph's beneficial ownership of Common Shares are: (a) 179,815 Common shares subject to options granted under the 1996 Plan and
     (b) Common shares held by certain entities controlled by Mr. Joseph (detailed below). Certain limited partners in one such entity are officers of the Company. As a result of their limited partnership interest in that entity, such officers would be entitled to receive the following allocation of shares. Accordingly, these shares are not included in each officers' beneficial ownership above.

           Michael L. Falcone               44,861   Common Shares
           Gary A. Mentesana                11,758   Common Shares
           Thomas R. Hobbs                  31,819   Common Shares
           Earl W. Cole, III                 9,618   Common Shares

     The Term Growth Shares reported herein are held by SCA Associates 86 II Limited Partnership (365 shares) and SCA Realty I, Inc. (375 shares) which are controlled by Mr. Joseph.

(2) Included in each officer's beneficial ownership of Common Shares are Common Shares subject to options granted under the 1996 and 1998 Plans as follows:

                                             Shares Subject
                                                To Options
                                            ----------------
           Michael L. Falcone                      134,862
           Gary A. Mentesana                        67,431
           Robert J. Banks                          21,875
           Keith J. Gloeckl                         21,875
           Thomas R. Hobbs                          59,731
           Earl W. Cole, III                        44,954

(3) Included in each board member's beneficial ownership of Common Shares are Common Shares subject to options granted under the 1996 and 1998 Directors' Share Plans as follows:


                                            Shares Subject
                                                To Options
                                            --------------
           Charles C. Baum                       15,000
           Richard O. Berndt                     10,000
           Robert S. Hillman                     15,000
           William L. Jews                       15,000
           Douglas A. McGregor                    7,500
           Carl W. Stearn                        15,000


             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On August 1, 1996, the Company completed a merger (the "Merger") in which the Company succeeded to the business of the Predecessor. The former general partners of the Predecessor were responsible for initiating and structuring the Merger. Mark K. Joseph, Chairman of the Board and Chief Executive Officer, and Thomas R. Hobbs, Secretary and Senior Vice President of the Company, were stockholders, directors or officers of the former general partners of the Predecessor.

     As a result of the Merger, the former general partners (and their affiliates) received certain economic benefits, including 1,000 Term Growth Shares in exchange for their general partnership interests in the Predecessor and 883,033 Common Shares in exchange for the contribution of their mortgage acquisition and servicing activities that generate fees from the operating partnerships that are the ultimate debtors on the Company's bond investments (the "Operating Partnerships"). In connection with the Merger, the former general partners retained an independent third party to render an opinion that the allocation of the Common Shares and Term Growth Shares among the former general partners and the BAC holders was fair from a financial point of view.

     At the time of the Merger, the Company designated Shelter Development Holdings, Inc. ("Shelter Development") as the shareholder that has personal liability for the obligations of the Company (the "Special Shareholder") and whose death, retirement, resignation, expulsion, bankruptcy or dissolution would result in the dissolution of the Company (the "Dissolution Shareholder") to preserve its pass-through tax status under the tax laws in existence at that time. Mr. Joseph owns 100% of Shelter Development. In connection with the Merger, Shelter Development received 26,729 Common Shares for its agreement to serve as the Special Shareholder and Dissolution Shareholder. The Company does not compensate Shelter Development annually for serving as the Special Shareholder or Dissolution Shareholder. Nevertheless, the Dissolution Shareholder has the right to appoint one director to the Company's Board of Directors so long as the size of the Board is 10 persons or less, and two directors if the size of the Board is more than 10 persons. In addition, if certain change-in-control transactions occur that the Special Shareholder has not approved, the Special Shareholder has the right to receive $1 million if it exercises its right to withdraw as the Special Shareholder of the Company.

     As noted above, the former general partners of the Predecessor received 883,033 Common Shares in exchange for the contribution of their acquisition and mortgage servicing activities. Prior to the Merger, an affiliate of the former general partners of the Predecessor received project selection and acquisition fees from a partnership formed by the Predecessor to invest the proceeds from the Predecessor's February 1995 financing, in amounts equal to one percent of the gross proceeds permanently invested. In addition, prior to the Merger, the former general partners (and their affiliates) received mortgage servicing fees from the Operating Partnerships. As a result of the Merger, the Company receives
(i)  mortgage  servicing  fees from the  Operating  Partnerships  controlled  by non-affiliates and (ii) additional bond interest for bonds collateralized by properties owned by the 18 Operating Partnerships controlled by Mr. Joseph. For the year ended December 31, 2000, the Company received approximately $0.3 million in mortgage servicing fees and $1.7 million in additional bond interest as a result of the contribution of the mortgage servicing fee activities to the Company.

     Mr. Joseph controls the general partners of 20 of the Operating Partnerships whose property collateralizes the Company's bonds and Mr. Thomas R. Hobbs, a Senior Vice President of the Company, serves as a director of such general partners. Mr. Michael L. Falcone serves as a director in three such general partners. Ms. Angela A. Barone, the Company's Vice President of Finance and Administration, serves as an officer in one such general partner. In order to preserve the loan obligations and the participation in cash flow for the Company and thereby assure that the Company will continue to recognize tax-exempt income, 13 of the 19 Operating Partnerships were created as successors to the original borrowers. With respect to the other seven Operating Partnerships, an entity controlled by Mr. Joseph was designated as the general partner of the original borrowing entities. However, such entities could have interests that do not fully coincide with, or even are adverse to, the interests of the Company. Such entities could choose to act in accordance with their own interests, which could adversely affect the Company. Among the actions such entities could desire to take might be selling a property, thereby causing a redemption event, at a time and under circumstances that would not be advantageous to the Company. Also, Mr. Joseph owns an indirect interest in the general partners of the Southgate Crossings and Poplar Glen operating partnerships.

     In 1998 and 1999, the Company sold certain taxable demand notes related to 11 of the 20 Operating Partnerships controlled by Mr. Joseph in the aggregate principal face amount of $7.4 million and $8.8 million, respectively. In order to facilitate the sales of the notes, the Company provided a guarantee on behalf of the Operating Partnerships for the full and punctual payment of interest and principal due under the notes.

     Mr. Joseph controls and is an officer of an entity that is responsible for a full range of property management functions for certain properties that serve as collateral for the Company's bond investments. For these services the affiliates receive property management fees pursuant to management fee contracts. Consistent with the Company's Operating Agreement, each affiliate property management contract is presented to the independent members of the Board of Directors for approval with information documenting the comparability of the proposed fees to those in the market area of the property. During 2000, there were 12 affiliated property management contracts for properties that collateralize the Company's investments with fees at or below market value. During the year ended December 31, 2000 these fees approximated $1.3 million.

     This entity also provides the Company with certain administrative services (primarily computer network related) for which the entity receives direct reimbursement from the Company on a monthly basis. For the year ended December 31, 2000, the Company paid $100,000 to the affiliate for these administrative services. Also, prior to November 1998, the Company reimbursed an entity controlled by Mr. Joseph for the rental cost of the Company's office space. In November 1998, the Company assumed the lease agreement for the Company's office space from this entity at market rates. Mr. Joseph and Mr. Richard O. Berndt, a director of the Company, have ownership interests in the partnership that leases the office space to the Company. For the year ended December 31, 2000, the Company paid $178,000 in rental lease payments under the lease agreement.

     At December 31, 2000, the Company owned all of the interests in a trust that holds a $33.9 million bond collateralized by the Village of Stone Mountain. The borrower of the $33.9 million mortgage revenue bond is the Shelter Foundation, a public non-profit foundation that provides housing and related services to families of low and moderate income. Mr. Joseph is the President and one of six directors of the Shelter Foundation. In addition, a company of which Mr. Joseph owns an indirect minority, serves as property manager of the related apartment project for a fee of $13,750 per month payable out of available cash flow.

     At December 31, 2000, the Company owned a $2.2 million B bond, a $2.1 million C bond and a $1.2 million taxable loan collateralized by the Winter Oaks Apartment Community. The borrower of the bonds and the taxable loan is Winter Oaks Partners, Ltd., (L.P.), a Georgia limited partnership whose 1% general partner is MMA Successor I, Inc. and whose 99% limited partner is Winter Oaks, L.P. The 1% general partner of Winter Oaks, L.P. is MMA Successor I, Inc., and the 99% limited partner of Winter Oaks, L.P. is the MuniMae Foundation, Inc., a private non-profit entity organized to provide charitable purposes on behalf of the Company. Mr. Joseph is the President and one of three directors of the MuniMae Foundation. Mr. Falcone and Mr. Gary A. Mentesana, the Company's Chief Financial Officer, are also directors of the MuniMae Foundation. In addition, a company of which Mr. Joseph owns an indirect minority serves as the property manager of the related apartment project for a fee of 3% of gross rent collected payable out of available cash flow.

     At December 31, 2000, the Company owned a $15.1 million bond (face amount) collateralized by the Santa Fe apartment community. The borrower of the bond is MMA SFS Apartments, L.P., a Maryland limited partnership whose 1% general partner is MMA Successor I, Inc. and whose 99% limited partner is the MuniMae Foundation, Inc. Mr. Joseph is the President and one of three directors of the MuniMae Foundation. Mr. Falcone and Mr. Mentesana are also directors of the MuniMae Foundation. In addition, a company of which Mr. Joseph owns an indirect minority interest, serves as property manager of the related apartment community.

     At December 31, 2000, the Company owned a $19.2 million bond collateralized by the Lake Piedmont apartment community. In December 2000, the Company negotiated a transfer, by deed in lieu of foreclosure, of the Lake Piedmont property to MMA Affordable Housing Corporation, a 501(c)(3) non-profit entity organized to provide charitable donations on behalf of the Company. Mr. Joseph is the Chairman and one of five directors of the MMA Affordable Housing Corporation. Mr. Falcone, Mr. Mentesana, Mr. Earl W. Cole, III, Senior Vice President of the Company and Mr. Hobbs are also officers and directors of the MMA Affordable Housing Corporation. In conjunction with the transfer of the ownership, the Company made a $500,000 taxable loan to the property. The Company established a valuation allowance equal to the principal outstanding of the loan at December 31, 2000.

     Mr. Berndt, a director since 1996, is the managing partner of the law firm Gallagher, Evelius and Jones, LLP ("GEJ"), which provides corporate and real estate related legal services to the Company. For the year ended December 31, 2000, GEJ received $1.3 million in legal fees generated by transactions structured by the Company of which $0.7 million was directly incurred by the Company. The total amount of $1.3 million represented 11.5% of GEJ's total revenues for 2000.

     An affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") owns 1,250 Term Growth Shares of the Company and 128,367 Common Shares. The Company may from time to time enter into various investment banking, financial advisory and other commercial services with Merrill Lynch for which Merrill Lynch receives and will receive (in the future) customary compensation. The Company also enters into various investments and interest rate swap transactions with Merrill Lynch on terms generally available in the marketplace.

     A subsidiary of the Company functions as a real estate advisor for pension funds and the MAGHT. The MAGHT is a professionally managed portfolio of diversified income producing real estate mortgage investments for pension funds and profit-sharing trusts. Mr. Michael L. Falcone, Mr. Robert J. Banks and Mr. Keith J. Gloeckl, Senior Vice Presidents of the Company, are trustees of the MAGHT.

     For the year ended December 31, 2000, a subsidiary of the Company received administrative service fees of approximately $1.0 million from the MAGHT. As of December 31, 2000, a subsidiary of the Company had a $5.0 million line of credit available to the MAGHT, with no outstanding balance. The line matured on December 31, 2000, and bears interest at the rate of 10.25%. The collateral for the line is the net assets of the MAGHT. At December 31, 2000, the Company has notes payable with an outstanding balance of $104.1 million due to the MAGHT. The notes were made to finance construction loans and are collateralized by the related construction loan receivables.

     At December 31, 2000, a subsidiary of the Company has a $50.0 million warehouse facility provided by the MAGHT, with an outstanding balance of $5.7 million. This warehouse facility is provided for interim funding of permanent loans and completed construction loans until funded by permanent lender or security holder and is collateralized by a security interest in the loans. The facility bears interest at various rates based upon collateral. Individual borrowings mature separately.

     At December 31, 2000, a subsidiary of the Company had a $30.0 million line of credit with the MAGHT to finance working capital and carryover loans, with an outstanding balance of $11.5 million. Interest on the line of credit is 0.25% under money center bank prime. The line is collateralized by a security interest in the related loan receivable. Principal on the line is due in 2001.

     At December 31, 2000, a subsidiary of the Company had a $15.0 million line of credit with the MAGHT to fund syndication advances of limited partnerships. At December 31, 2000 the balance due on the line was $6.5 million. Interest on the line of credit is equal to money center bank prime. The line is collateralized by a security interest in a promissory note given by a limited partnership. Principal on the line is due in 2001.

     At December 31, 2000, a subsidiary of the Company had a $10.0 million line of credit with the MAGHT to fund syndication advances of limited partnerships with an outstanding balance of $2.5 million. Interest on the line of credit is equal to money center bank prime (9.50% at December 31, 2000). The line is collateralized by a guarantee from the Company. Principal on the line is due in 2001.

     On October 20, 1999, the Company acquired Midland Financial Holdings, Inc. from Messrs. Banks, Gloeckl and Mathis for approximately $45 million. Of this amount, the Company paid approximately $23 million in cash and approximately $12 million in Common Shares at the closing of the transaction. In addition, $3.33 million in Common Shares is payable annually over a three year period to Messrs. Banks, Gloeckl and Mathis if Midland meets certain performance targets, including minimum annual contributions to cash available for distribution. The acquisition is being accounted for as a purchase. The total purchase price incurred during 1999 and 2000 was $39.3 million, which includes acquisition costs but excludes contingently issuable MuniMae shares over the next two years, as discussed above. The results of operations of Midland are included in the consolidated financial statements of the Company subsequent to October 20, 1999.


               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's audited financial statements for the year ended December 31, 2000, have been provided to the Shareholders as part of the Annual Report to Shareholders. PricewaterhouseCoopers LLP has acted as the Company's independent accountants since the successful completion of the Merger in 1996 and also acted as the independent accountants for the Predecessor since 1986. No election, approval or ratification of independent accountants by the Shareholders is required. The Audit Committee intends to select the independent accountants for the fiscal year ended December 31, 2001 at its next scheduled meeting. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting with the right to make a statement if he or she so desires and will be available to respond to appropriate questions by the Shareholders.

                               AUDIT INFORMATION

     The Company's Board of Directors has adopted a written charter for its Audit Committee, a copy of which is attached hereto as Appendix C. The Audit Committee consists of Messrs. Stearn (Chairman), Jews, and Baum, all of whom are independent, as independence is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

Fees of Independent Public Accountants

     Audit Fees. The aggregate amount of fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year was $415,500.

     All Other Fees. The aggregate amount of fees billed by PricewaterhouseCoopers LLP for all other non-audit services including tax reporting and compliance and other services was $248,500. There were no fees billed for the design and implementation of financial information systems.

     Leased Employees. PricewaterhouseCoopers LLP has informed the Company that none of the hours expended on its engagement to audit the Company for the fiscal year ended December 31, 2000 was attributed to work performed by persons other than full-time, permanent employees.



           REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Company's Audit Committee has reviewed and discussed the audited financial statements with management. The Company's Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence from the Company and its management. Additionally, the Audit Committee has reviewed fees charged by the independent auditors and has monitored whether the non-audit services provided by the independent auditors are compatible with maintaining the independence of such auditors. Based upon its reviews and discussions, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.
                                            RESPECTIVELY SUBMITTED,
                                            AUDIT COMMITTEE

                                            Mr. Carl W. Stearn, Chairman
                                            Mr. Charles C. Baum
                                            Mr. William L. Jews


   COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who own more than 10% of the Company's outstanding Common Shares to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Shares. Specific due dates for these records have been established and the Company is required to report on this proxy statement any failure to file by these dates in 2000. Based solely on a review of copies of such reports of ownership furnished to the Company, the Company believes that a late report on Form 5 was filed by Mark K. Joseph due to travel.


                             OTHER BUSINESS

     The Board of Directors is not aware of any other matters which may come before the meeting. It is the intention of the persons named in the enclosed proxy to vote all shares represented by proxies in accordance with their best judgment if any other matters do properly come before the meeting.

     Whether or not you attend the Annual Meeting in person, it would be appreciated if you would fill in, date and sign the enclosed proxy and return it promptly. If you attend the meeting, you may vote your shares even though you may have sent in your proxy.

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER WHO WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON SHARES ON THE RECORD DATE FURNISHED TO THE SECRETARY OF THE COMPANY AT THE ADDRESS SET FORTH BELOW, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


           SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL PROXY STATEMENT

     Proposals by Shareholders intended to be presented at the Company's 2002 Annual Meeting, in order to be included in the 2001 Proxy Statement and proxy, must be received by the Company at its principal corporate offices no later than December 3, 2001. If a Shareholder notifies the Company after February 20, 2002 of an intent to present a proposal at the Company's 2002 Annual Meeting, the Company will have the right to exercise its discretionary voting authority with respect to the proposal, without including information regarding the proposal in its proxy materials.

     Any Shareholder who intends to submit a proposal at the Company's Annual Meeting in 2002 without including the proposal in the Company's proxy statement for such Annual Meeting must notify the Company of such proposal not later than the close of business on March 4, 2002 and not earlier than the close of business on February 4, 2002.

                                             MUNICIPAL MORTGAGE & EQUITY, LLC
                                             218 N. Charles Street, Suite 500
                                             Baltimore, Maryland 21201

Dated:  April 9, 2001

                                                                     APPENDIX A

                    FORM OF MUNICIPAL MORTGAGE & EQUITY, LLC

                            2001 SHARE INCENTIVE PLAN

1.  Purpose.
    --------
The purpose of this 2001 Share Incentive Plan (the "Plan") of Municipal Mortgage & Equity, LLC, a Delaware limited liability company (the "Company"), is to advance the interests of the Company and its shareholders by providing a means to attract, retain, and reward executive officers and other key individuals of the Company and its subsidiaries, to link compensation to measures of the Company's performance in order to provide additional share-based incentives to such individuals for the creation of shareholder value, and to promote ownership of a greater proprietary interest in the Company, thereby aligning such individuals' interests more closely with the interests of shareholders of the Company.

2.  Definitions.
    ------------
The  definitions of awards under the Plan,  including
Options, SARs (including Limited SARs), Restricted Shares, Deferred Shares, and Shares granted as a bonus or in lieu of other awards are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." The definitions of terms relating to a Change in Control of the Company are set forth in Section 8 of the Plan. In addition to such terms and the terms defined in Section 1, the following are defined terms under the Plan:

     (a) "Award Agreement" means any written agreement, contract, notice to a Participant, or other instrument or document evidencing an Award.

     (b) "Beneficiary" means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant's estate.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

     (e) "Committee" means the Share Incentive Committee, or such other Board committee as may be designated by the Board to administer the Plan.

     (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

     (g) "Fair Market Value" means, with respect to Shares, Awards, or other property, the fair market value of such Shares, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share means, as of any given date, the closing sales price of a Share reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such closing sales price was reported for such date, for the most recent trading day prior to such date for which a closing sales price was reported.

     (h) "Participant" means a person who, as an executive officer, key employee or key independent contractor of the Company or a subsidiary, has been granted an Award under the Plan which remains outstanding.

     (i) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     (j) "Share" means a Common Share of the Company and such other securities as may be substituted for such Share or such other securities pursuant to
Section 4.

3.  Administration.
    ---------------

     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

     (i)  to select Participants to whom Awards may be granted;

     (ii) to determine the type or types of Awards to be granted to each Participant;

     (iii)to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limit- ed to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule or performance condi- tions for the lapse of restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and waivers, accelerations, or modifications there- of, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

     (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

     (v) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

     (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

     (vii)to adopt, amend, suspend, waive, and rescind such rules and regula-tions and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

     (viii)to correct any defect or supply appropriate text for any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

     (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Amended and Restated Certificate of Formation and Operating Agreement, or applicable law, the Committee shall have discretion to exercise authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and Shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any subsidiary the authority, subject to such terms as the Committee shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions of the Committee as the Committee may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee as the Committee may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons.

     (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

4.  Shares Available Under Plan; Individual Award Limitations; Adjustments.
    ----------------------------------------------------------------------

     (a) Shares Reserved for Awards. Subject to adjustment as hereinafter provided, the total number of Shares reserved and available for issuance to Participants in connection with Awards under the Plan shall be 1,000,000 Shares; provided, however, that the number of Shares issued as Restricted Shares shall not exceed 20% of such total; the number of Shares issued as Awards other than Options (including Restricted Shares) shall not exceed 40% of such total; and the number of Shares with respect to which Awards of Options and SARs may be granted to any Participant shall not exceed 500,000 during any 12 month period. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares to which other then-outstanding Awards relate, exceeds an applicable limitation on the number of Shares then remaining available for issuance under this Section 4. If all or any portion of an Award is forfeited, settled in cash, or terminated without issuance of Shares to the Participant, the Shares to which such Award or portion thereof related shall again be available for Awards under the Plan, and such Award or portion thereof shall not count against the percentage limitations applicable to Restricted Shares and Awards other than Options; provided, however, that Shares withheld in payment of the exercise price of any Option or withholding taxes relating to any Award and Shares equal to the number of Shares surrendered in payment of the exercise price of any Option or withholding taxes relating to any Award shall, for purposes of this provision, be deemed not to have been issued to the Participant in connection with such Awards under the Plan. The Committee may adopt procedures for the counting of Shares relating to any Award to ensure appropriate counting and avoid double counting (in the case of tandem or substitute awards). Any Shares issued pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant (which treasury Shares or acquired Shares will be deemed to have been "issued" pursuant to such Award).

     (b) Adjustments. In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, stock split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares remaining reserved and available for issuance under Section 4(a), (ii) the number and kind of outstanding Restricted Shares or Restricted Shares relating to any other outstanding Award in connection with which Restricted Shares may be issued,
(iii) the number and kind of Shares that may be issued in respect of other outstanding Awards, and (iv) the exercise price or grant price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

5.  Eligibility.
    ------------
Executive officers, other key employees and other key independent contractors of the Company and its subsidiaries, including any director who is also an executive officer or employee, are eligible to be granted Awards under the Plan; provided, however, that members of the Committee are not eligible to be granted Awards under the Plan.

6.  Specific Terms of Awards.
    -------------------------

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(f)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant or upon the occurrence of other events. In addition, the Committee shall require, as the condition of the issuance of Shares in connection with any Award, that consideration be received by the Company which meets the requirements of the Delaware Limited Liability Company Act.

     (b) Options. The Committee is authorized to grant Options (which are not to be treated as incentive options under Section 422 of the Code) to Participants (including "reload" options automatically granted upon the occurrence of specified exercises of options) on the following terms and conditions:

     (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee without regard to the Fair Market Value of a Share on the date of grant of the Option.

     (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of
          Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Shares will be delivered or deemed to be delivered to Participants.

     (iii)Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the Options, unexercised Options shall be forfeited and again be available for Award by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the Options will be waived in whole or in part in the event of terminations resulting from specified causes.

     (iv) Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of an Option. The amount of the dividend equivalent shall be credited on the dividend payment date in any of the following forms: in cash, or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or in options to acquire additional shares under the Option at no cost based on the dividend payments, or in a reduction of the exercise price of the Option. If the Committee provides for crediting dividend equivalents in the form of additional Options or Shares, such dividend equivalents must be approved by the Committee before such Options or Shares can be credited to the Participant.

     (c) Share Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

     (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR.

     (ii) Other Terms. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control (as such term is defined in Section 8(b) or as otherwise defined by the Committee) may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Such Limited SARs may be either freestanding or in tandem with other Awards.

     (iii)Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the SARs, unexercised SARs shall be forfeited and again be available for Award by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the SARs will be waived in whole or in part in the event of terminations resulting from specified causes.

     (d) Restricted Shares. The Committee is authorized to grant Restricted Shares to Participants on the following terms and conditions:

     (i) Grant and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Shares, a Participant granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.

     (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Shares that are at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

     (iii)Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

     (iv) Dividends and Distributions. Dividends paid on Restricted Shares shall be either paid at the dividend payment date in the form the dividends are paid to other shareholders, in cash, or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Shares, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Shares distributed in connection with a Share split or Share dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property are distributed.

     (e) Deferred Shares. The Committee is authorized to grant Deferred Shares to Participants, subject to the following terms and conditions:

     (i) Award and Restrictions. Issuance of Shares will occur upon expiration of the deferral period specified for an Award of Deferred Shares by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Shares shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, under such circumstances, in such installments, or otherwise as the Committee may determine.

     (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Shares), all Deferred Shares that are at that time subject to such risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

     (iii)Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of Deferred Shares, which amounts may be paid or distributed when accrued or deemed reinvested in additional Deferred Shares.

     (f) Bonus Shares and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements; provided, however, that, in the case of Participants subject to
Section 16 of the Exchange Act, the amount of such Shares or Awards shall be determined by the Committee in a manner conforming to then-applicable requirements of Rule 16b-3. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

7. Certain Provisions Applicable to Awards.
    ---------------------------------------

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares granted in substitution for an outstanding Award or award may be adjusted to reflect the in-the-money value of the surrendered Award or award.

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the --------------- Committee.

     (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments denominated in Shares.

     (d) Rule 16b-3 Compliance. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if, at such time, any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under
Section 16(b).

     (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

8.  Change in Control Provisions.
    ----------------------------

     (a) In the event of a "Change in Control," as defined in this Section, the following acceleration provisions shall apply:

     (i) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions set forth in Sections 7(d) and 9(a); and

     (ii) the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Award shall be deemed fully vested, and any performance conditions imposed with respect to any Award shall be deemed to be fully achieved, subject to the restrictions set forth in Sections 7(d) and 9(a).

     (b) For purposes of the Plan, a "Change in Control" shall have occurred if, after consummation of the Transaction:

     (i) Any "Person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

     (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
          (i), (iii), or (iv) of this Section 8(b)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

     (iii)the shareholders of the Company approve a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse share split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each such continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity; or

     (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

9.  General Provisions.
    -------------------

     (a) Compliance With Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (b) Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated Beneficiary in the event of the
Participant's death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative; provided, however, that such Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant in connection with the Participant's estate or tax planning, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent consistent with the registration of the offer and sale of Shares on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan and permitted by the Committee. The Company may rely upon the beneficiary designation last filed in accordance with this Section 9(b). Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered by a Participant and shall not be subject to the claims of a Participant's creditors.

     (c) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Shares in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (d) No Right to Continued Employment; Leaves of Absence. Neither the Plan, any Award Agreement, or any action taken hereunder shall be construed as giving any Participant the right to be retained in the employ or contract of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any Participant's employment or contract at any time. Unless otherwise specified in the applicable Award Agreement, an approved leave of absence shall not be considered a termination of employment for purposes of an Award under the Plan.

     (e) No Rights to Awards; No Shareholder Rights. No Participant or employee or independent contractor shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees or independent contractors. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which Company securities may then be listed or quoted, and the Board may otherwise determine to submit other such amendments or alterations to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

     (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement will be determined in accordance with the Delaware Limited Liability Company Act and other laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

10. Shareholder Approval, Effective Date, and Plan Termination.
    -----------------------------------------------------------
The Plan will be effective upon June 14, 2001, subject to its approval by the shareholders of the Company. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.


As adopted by the Board of Directors:                         March 21, 2001

                                                                     APPENDIX B

                    FORM OF MUNICIPAL MORTGAGE & EQUITY, LLC

                     2001 NON-EMPLOYEE DIRECTORS' SHARE PLAN

1. Purpose.
   --------
The purpose of this 2001 Non-Employee Directors' Share Plan (the "Plan") of Municipal Mortgage & Equity, LLC, a Delaware limited liability company (the "Company"), is to advance the interests of the Company and its shareholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors of the Company and to promote ownership by such directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of shareholders of the Company.

2. Definitions.
   ------------
In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:

     (a) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

     (b) For purposes of the Plan, a "Change in Control" shall have occurred if, after consummation of the Transaction:

     (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a sub- sidiary, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corp- oration owned, directly or indirectly, by the share- holders of the Company in substantially the same proportions as their ownership of shares of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

     (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
          (i), (iii), or (iv) of this Section 2(b)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two- thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to consti- tute at least a majority thereof;

     (iii)the shareholders of the Company approve a merger, consolidation, recapitalization, or reorganization o the Company, or a reverse share split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity; or

     (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreemet for the sale or disposition by the Company of all o substantially all of the Company's assets (or any trans- action having a similar effect).

     (c) "Deferred Share" means a credit to a Participant's deferral account under Section 7 which represents the right to receive one Share upon settlement of the deferral account. Deferral accounts, and Deferred Shares credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

     (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

     (e) "Fair Market Value" of a Share means, as of any given date, the closing sales price of a Share reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such closing sales price was reported for such date, for the most recent trading day prior to such date for which a closing sales price was reported.

     (f) "Option" means the right, granted to a director under Section 6, to purchase a specified number of Shares at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock Options.

     (g) "Participant" means any person who, as a non-employee director of the Company, has been granted an Option or Deferred Shares which remain outstanding or who has elected to be paid fees in the form of Shares or Deferred Shares under the Plan.

     (h) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     (i) "Share" means a Common Share of the Company and such other securities as may be substituted for such Share or such other securities pursuant to
Section 8.

3. Shares Available Under the Plan.
   --------------------------------
Subject to adjustment as provided in Section 8, the total number of Shares reserved and available for issuance under the Plan is 150,000. Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, Shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Shares will not be considered to be available after such Option has been granted or Deferred Share credited, except for purposes of issuance in connection with such Option or Deferred Share; provided, however, that, if an Option expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such Option will again be available for issuance under the Plan.

4. Administration of the Plan.
   ---------------------------
The Plan will be administered by the Board of Directors of the Company; provided, however, that any action by the Board relating to the Plan will be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Plan.

5. Eligibility.
   ------------
Each director of the Company who, on any date on which an Option is to be granted under Section 6 or on which fees are to be paid which could be received in the form of Shares or deferred in the form of Deferred Shares under Section 7, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under Section 6 or receive fees in the form of Shares or defer fees in the form of Deferred Shares under Section
7. No person other than those specified in this Section 5 will be eligible to participate in the Plan.

6. Options.
   --------
An Option to purchase 7,000 Shares, subject to adjustment as provided in Section 8, will be automatically granted to a person who is first elected or appointed to serve as a member of the Board of Directors of the Company at or after the effective date of the Plan, on the date of such election or appointment, if such director is eligible to be granted an Option at that date and an option to purchase 5,000 Shares to each member of the Board of Directors (which may include a director who also will receive a grant under clause (i) of this sentence), on the date of the final adjournment of the Company's Annual Meeting of Shareholders each year, if such director is eligible to be granted an Option at that date.

     (a) Exercise Price. The exercise price per Share purchasable upon exercise of an Option will be equal to 100% of the Fair Market Value of a Share on the date of grant of the Option.

     (b) Option Expiration. A Participant's Option will expire at the earlier of
(i) ten years after the date of grant or (ii) one year after the date the Participant ceases to serve as a director of the Company for any reason.

     (c) Exercisability. No Option may be exercised unless and until it has become exercisable in accordance with this Section 6(c). A Participant's Option received upon initial election or appointment will become exercisable in three equal installments commencing at the earlier of : (a) the next anniversary of the director's initial election, or (b) at the next Annual Meeting of
Shareholders; Options received on the date of each Annual Meeting of Shareholders become exercisable at the earlier of: (a) the next anniversary of the option grant, or (b) at the next Annual Meeting of Shareholders; provided, however, that a Participant's Option will become immediately exercisable in full at the time the Participant ceases to serve as a director due to death or disability or upon a Change in Control; and provided further, that a Participant's Option may be exercised after the Participant ceases to serve as a director for any reason other than death or disability only to the extent that the Option was exercisable at the date he or she ceased to be a director or has become exercisable pursuant to this Section 6(c) within two months after the date he or she ceased to be a director.

     (d) Method of Exercise. A Participant may exercise an Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an Option or other award less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

7. Receipt of Shares or Deferred  Shares In Lieu of Fees.
   ------------------------------------------------------
Each director of the Company may elect to be paid fees, in his or her capacity as a director (including annual retainer fees for service on the Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in the form of Shares or Deferred Shares in lieu of cash payment of such fees, if such director is eligible to do so under Section 5 at the date any such fee is otherwise payable. If so elected, payment of fees in the form of Shares or Deferred Shares shall be made in accordance with this Section 7.

     (a) Elections. Each director who elects to be paid fees for a given calendar year in the form of Shares or to defer such payment of fees in the form of Deferred Shares for such calendar year must file an irrevocable written election with the Secretary of the Company no later than December 31 of the year preceding such calendar year; provided, however, that any newly elected or appointed director may file an election for any year not later than 30 days after the date such person first became a director, and a director may file an election for the year in which the Plan became effective not later than 30 days after the date of effectiveness. An election by a director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 7(a). The election must specify the following:

     (i) A percentage of fees to be received in the form of Shares or deferred in the form of Deferred Shares under the Plan; and

     (ii) In the case of a deferral, the period or periods during which settlement of Deferred Shares will be deferred (subject to such limitations as may be specified by counsel to the Company).

     (b) Payment of Fees in the Form of Shares. At any date on which fees are payable to a Participant who has elected to receive such fees in the form of Shares, the Company will issue to such Participant, or to a designated third party for the account of such Participant, a number of Shares having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant's election to receive Shares in lieu thereof. If the Shares are to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional Shares, the Company shall cause fractional Shares to be credited to the Participant's account. If fractional Shares are not so credited, any part of the Participant's fees not paid in the form of whole Shares will be payable in cash to the Participant (either paid separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 7).

     (c) Deferral of Fees in the Form of Deferred Shares. The Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Shares under this Section 7. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Shares, the Company will credit such Participant's deferral account with a number of Deferred Shares equal to the number of Shares having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Shares. The amount of Deferred Shares so credited shall include fractional Shares calculated to at least three decimal places.

     (d) Crediting of Dividend Equivalents. Whenever dividends are paid or distributions are made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account shall be entitled to receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single Share multiplied by the number of Deferred Shares (including any fractional Share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution.

     (e) Settlement of Deferred Shares. The Company will settle the Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of Shares equal to the number of whole Deferred Shares then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional share remaining at a time when less than one whole Deferred Share is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant's election filed in accordance with Section 7(a); provided, however, that a Participant may further defer settlement of Deferred Shares if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

     (f) Nonforfeitability. The interest of each Participant in any fees paid in the form of Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

8. Adjustment Provisions.
   ----------------------
     (a) Corporate Transactions and Events. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, share split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Shares and otherwise equitable, in (i) the number and kind of Shares remaining reserved and available for issuance under Section 3, (ii) the number and kind of Shares to be subject to each automatic grant of an Option under Section 6, (iii) the number and kind of Shares issuable upon exercise of outstanding Options, and/or the exercise price per Share thereof (provided that no fractional Shares will be issued upon exercise of any Option), (iv) the kind of Shares to be issued in lieu of fees under Section 7, and (v) the number and kind of Shares to be issued upon settlement of Deferred Shares under Section 7. The foregoing notwithstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options and the value of outstanding Deferred Shares.

     (b) Insufficient Number of Shares. If at any date an insufficient number of Shares are available under the Plan for the automatic grant of Options or the receipt of fees in the form of Shares or deferral of fees in the form of Deferred Shares at that date, Options will first be automatically granted proportionately to each eligible director, to the extent Shares are then available (provided that no fractional Shares will be issued upon exercise of any Option) and otherwise as provided under Section 6, and then, if any Shares remain available, fees shall be paid in the form of Shares or deferred in the form of Deferred Shares proportionately among directors then eligible to participate to the extent Shares are then available and otherwise as provided under Section 7.

9. Changes to the Plan.
   --------------------
The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Shares or Deferred Shares under the Plan without the consent of shareholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system as then in effect, and the Board may otherwise determine to submit other such amendments or alterations to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previously granted Option or any previous payment of fees in the form of Shares or Deferred Shares.

10. General Provisions.
    -------------------
     (a) Agreements. Options, Deferred Shares, and any other right or obligation under the Plan may be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Board of Directors may from time to time approve.

     (b) Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with any Option, in payment of any directors' fees, or in settlement of Deferred Shares in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (c) Limitations on Transferability. Options, Deferred Shares, and any other right under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of the Participant only by such Participant or his or her guardian or legal representative; provided, however, that Options and Deferred Shares (and rights relating thereto) may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant for purposes of the Participant's estate planning or at the Participant's death, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Shares related thereto on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan. The Company may rely upon the beneficiary designation last filed in accordance with this Section 10(c). Options, Deferred Shares, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

     (d) Compliance with Rule 16b-3. It is the intent of the Company that this Plan complies in all respects with applicable provisions of Rule 16b-3. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to a transaction by a Participant, such provision will be construed or deemed amended to the extent necessary, to conform to the applicable requirements with respect to such Participant.

     (e) No Right To Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company.

     (f) No Shareholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant (or person) or, in the case of an Option, such Option is validly exercised in accordance with Section 6.

     (g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors nor any submission thereof to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.

     (h) Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the Delaware Limited Liability Company Act and other laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

11. Effective Date and Plan Termination.
    ------------------------------------
The Plan will be effective if, and at such time as, the Company's 2001 Share Incentive Plan has become effective, subject to its approval by the shareholders of the Company. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

As adopted by the Board of Directors:           March 21, 2001

                                                                    APPENDIX C

                         CHARTER OF THE AUDIT COMMITTEE

                            OF THE BOARD OF DIRECTORS

                       OF MUNICIPAL MORTGAGE & EQUITY, LLC

I.  Mission
    -------
The audit committee will assist the board of directors (the "board") in fulfilling its financial oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations. In performing its duties, the committee will maintain effective working relationships with the board, management, and the external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations and risks.


II.  Organization
     ------------
A. Size - The committee shall be composed of a chairman and two members of the board.

B.       Membership

          1. Members of the committee shall be independent members of the board.

          2.   Members shall be appointed by the board.

          3. Members shall be financially literate, as such qualification is interpreted by the board in its business judgment, or become financially literate within a reasonable period of time after his or her appointment to the audit committee. At least one member shall have a background in accounting or related financial management expertise.

          4. Members shall not be currently employed and shall not have been employed by the Company or any of its affiliates in the three years prior to appointment to the committee.

          5. No Member shall be a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Company, and no Member shall have a direct business relationship with the Company, in either case, unless such business relationship is deemed not to interfere with the independent judgment of such Members, as determined by the board in its business judgment.

          6. No Member shall be an executive of another company where any of the Company's executives serve on that company's compensation committee.

          7. No Member shall be the spouse, parent, child, sibling, mother in-law, father in-law, brother in-law or sister in-law, or share a house with a person who is or was within three years an executive officer of the Company.

C. Term - Members shall serve on the committee for one year, subject to annual reappointment by the full board.

D. Meetings - The committee shall meet regularly during the year, the number and length of meetings to be determined by the committee to be appropriate to ensure that the committee meets its objectives and responsibilities.

III.  Roles and Responsibilities of the Committee
      -------------------------------------------
A.       Internal Control
          1. Evaluate whether management is setting the appropriate corporate tone by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities.

          2. Focus on the extent to which internal review and external auditors evaluate computer systems and applications, the security of such systems and applications and the contingency plan for processing financial information in the event of a systems breakdown.

          3.   Gain an understanding of whether internal control recommendations
               made  by  internal  reviews  and  external   auditors  have  been
               implemented by management.

          4. Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control and other material matters.

B.       Financial Reporting
          1.   General
           a) Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.
           b) Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

          2.   Annual financial statements
           a) Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members and assess whether the financial statements reflect appropriate accounting principles.
           b) Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures.
           c) Focus on judgmental areas such as those involving valuation of assets and liabilities.
           d) Meet with management and the external auditors to review the financial statements and the results of the audit.
           e) Consider management's handling of proposed audit adjustments identified by the external auditors.
           f) Review the MD&A and other sections of the SEC Form 10-K before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations.
           g)  Ensure that the external auditors communicate with the committee.

          3.   Interim financial statements
           a) Be briefed on how management develops and summarizes quarterly financial information, the extent to which the external auditors review quarterly financial information and whether that review is performed on a pre- or post-issuance basis.
           b)  Meet with management to review the interim financial statements.
           c) To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management on whether:
               1. Actual financial results for the quarter varied significantly from budgeted or projected results.
               2. Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the com-pany's operations and financing practices.
               3. Generally accepted accounting principles have been consistent-
                  ly applied.
               4. There are any actual or proposed changes in accounting or fin-
                  ancial reporting practices.
               5. There are any significant or unusual events or transactions.
               6. The company's financial and operating controls are functioning effectively.
               7. The interim financial statements contain adequate and appro-
                  priate disclosures.

C.       Compliance with Laws and Regulations
          1. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up on any fraudulent acts or accounting irregularities.

          2. Periodically obtain updates from management and its corporate counsel regarding compliance.

          3. Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

          4. Review findings of any examinations by regulatory agencies such as the SEC.

D.       Internal Review
          1. Review the activities and organizational structure for the internal monitoring and evaluation.

          2.   Review  the   effectiveness   of  the  internal   monitoring  and
               evaluation.

E.       External Audit
          1. Ensure that the external auditor is ultimately accountable to the board and the audit committee, which have the authority and responsibility to select, evaluate and, where appropriate, replace the external auditor.

          2.   Review the external auditors' proposed scope and approach.

          3. Review the performance of the external auditors and recommend to the board the appointment or discharge of the external auditors.

          4. Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards.

          5. Ensure that the outside auditor submits on a periodic basis to the audit committee a formal written statement delineating all relationships between the auditor and the Company and that the audit committee is responsible for actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and for recommending that the board take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

F.       Other Responsibilities
          1. Meet with the external auditors and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately.

          2. Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis.

          3. Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.

          4. Review the policies and procedures in effect for considering officers' expenses and perquisites.

          5.   Perform other oversight functions as requested by the full board.

          6.   Review and assess the adequacy of the committee charter annually.

          7. Update the charter as needed; receive approval of changes from the board.

IV.  Reporting Responsibilities
     --------------------------
A.       Regularly update the board about committee activities.
B.       Make appropriate recommendations to the board.

                                  REVOCABLE PROXY
                         MUNICIPAL MORTGAGE & EQUITY, LLC
                                      COMMON

  X   Please Mark Votes As In This Example
                           Proxy for Annual Meeting of Shareholders
                                    Thursday, June 14, 2001

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     Revoking all prior proxies, the undersigned, a Shareholder of Municipal Mortgage & Equity, LLC (the "Company"), hereby appoints Thomas R. Hobbs, Michael
L. Falcone and Angela A. Barone, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all Common Shares, no par value (the "Shares"), of the undersigned in the Company at the Annual Meeting of Shareholders of the Company to be held at the Company's offices at 218 N. Charles St., Park Charles Building, Suite 500, Baltimore, Maryland 21201, on June 14, 2000, at 9:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting as indicated hereon, and at their discretion, upon any other business not now known which properly may come before the said meeting, all as more fully set forth in the accompanying proxy statement, receipt of which is acknowledged.

                                      For      Withhold     For All Except
1.  ELECTION OF DIRECTORS            _____      _____           _____
     (For a term of 3 years):
         WILLIAM L. JEWS
         DOUGLAS A. MCGREGOR
         CARL W. STEARN

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
     _________________________________________

2. PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE & EQUITY, LLC 2001 SHARE INCENTIVE PLAN as adopted and recommended by the Board of Directors.
                                      For      Against      Abstain
                                     _____      _____        _____

3. PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE & EQUITY, LLC 2001 NON-EMPLOYEE DIRECTORS' SHARE PLAN as adopted and recommended by the Board of Directors.

                                      For      Against      Abstain
                                     _____      _____        _____

If no choice is indicated above, this proxy shall be deemed to grant authority to vote FOR the election of director nominees and to vote FOR the proposals. The Shareholder's signature should be exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




Please be sure to sign and date this Proxy in the box below.

         Date __________________


       ________________________________         ________________________________
       Shareholder sign above                   Co-holder (if any) sign above

                                 REVOCABLE PROXY
                        MUNICIPAL MORTGAGE & EQUITY, LLC
                                  TERM GROWTH

  X   Please Mark Votes As In This Example
                           Proxy for Annual Meeting of Shareholders
                                    Thursday, June 14, 2001

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     Revoking all prior proxies, the undersigned, a Shareholder of Municipal Mortgage & Equity, LLC (the "Company"), hereby appoints Thomas R. Hobbs, Michael
L. Falcone and Angela A. Barone, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all Term Growth Shares, no par value (the "Shares"), of the undersigned in the Company at the Annual Meeting of Shareholders of the Company to be held at the Company's offices at 218 N. Charles St., Park Charles Building, Suite 500, Baltimore, Maryland 21201, on June 14, 2001, at 9:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting as indicated hereon, and at their discretion, upon any other business not now known which properly may come before the said meeting, all as more fully set forth in the accompanying proxy statement, receipt of which is acknowledged.

                                      For      Withhold     For All Except
1.  ELECTION OF DIRECTORS            _____      _____          _____
     (For a term of 3 years):
         WILLIAM S. JEWS
         DOUGLAS A. MCGREGOR
         CARL W. STEARN

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
     _________________________________________

2. PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE & EQUITY, LLC 2001 SHARE INCENTIVE PLAN as adopted and recommended by the Board of Directors.

                                      For      Against      Abstain
                                     _____      _____        _____

3. PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE & EQUITY, LLC 2001 NON-EMPLOYEE DIRECTORS' SHARE PLAN as adopted and recommended by the Board of Directors.

                                      For      Against      Abstain
                                      ____      ____         _____

If no choice is indicated above, this proxy shall be deemed to grant authority to vote FOR the election of director nominees and to vote FOR the proposals. The Shareholder's signature should be exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corp-oration, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




Please be sure to sign and date this Proxy in the box below.

         Date __________________


  ________________________________   ________________________________
  Shareholder sign above             Co-holder (if any) sign above

                                REVOCABLE PROXY
                       MUNICIPAL MORTGAGE & EQUITY, LLC
                                   PREFERRED

  X   Please Mark Votes As In This Example
                           Proxy for Annual Meeting of Shareholders
                                    Thursday, June 14, 2001

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     Revoking all prior proxies, the undersigned, a Shareholder of Municipal Mortgage & Equity, LLC (the "Company"), hereby appoints Thomas R. Hobbs, Michael
L. Falcone and Angela A. Barone, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares, no par value (the "Preferred Shares"), of the undersigned in the Company at the Annual Meeting of Shareholders of the Company to be held at the Company's offices at 218 N. Charles St., Park Charles Building, Suite 500, Baltimore, Maryland 21201, on June 14, 2001, at 9:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting as indicated hereon, and at their discretion, upon any other business not now known which properly may come before the said meeting, all as more fully set forth in the accompanying proxy statement, receipt of which is acknowledged.

1.   ELECTION OF DIRECTORS - NOT APPLICABLE TO PREFERRED SHAREHOLDERS.

2. PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE & EQUITY, LLC 2001 SHARE INCENTIVE PLAN as adopted and recommended by the Board of Directors.

                                      For      Against      Abstain
                                     _____      _____        _____

3. PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE & EQUITY, LLC 2001 NON-EMPLOYEE DIRECTORS' SHARE PLAN as adopted and recommended by the Board of Directors.

                                      For      Against      Abstain
                                     _____      _____        _____

If no choice is indicated above, this proxy shall be deemed to grant authority to vote FOR the proposals. The Shareholder's signature should be exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy in the box below.

         Date __________________

 ________________________________   ________________________________
 Shareholder sign above             Co-holder (if any) sign above